Exhibit 10.14

Schedule

Setting Forth Information on

Eight Additional and Substantially Identical Hotel Lease Agreements

(Substantially Identical to Exhibit 10.9 to the Registrant’s

Post-Effective Amendment No. 3 to the

Registrant’s Registration Statement on Form S-11

(SEC File No. 333-112169) filed on October 29, 2004)

The substantive differences between the filing specified above and the additional Hotel Lease Agreements (each a “Lease”) are as specified below in Parts A, B and C:

A. Franchises, Parties and Manager

Hotel	Franchise (Section 7.2(b))	Lessor (Preamble)	Lessee (Preamble)	Manager (definition Section)
Anchorage, Alaska	Hilton Garden Inn	Apple Six Hospitality, Inc.	Apple Six Services Anchorage I, LLC	Stonebridge Realty Advisors, Inc.

Anchorage, Alaska	Homewood Suites	Apple Six Hospitality, Inc.	Apple Six Services Anchorage II, LLC	Stonebridge Realty Advisors, Inc.

Phoenix, Arizona	Hampton Inn	Apple Six Hospitality, Inc.	Apple Six Hospitality Management, Inc.	Stonebridge Realty Advisors, Inc.

Arcadia, California	Springhill Suites	Apple Six Hospitality, Inc.	Apple Six Hospitality Management, Inc.	Stonebridge Realty Advisors, Inc.

Arcadia, California	Hilton Garden Inn	Apple Six Hospitality, Inc.	Apple Six Hospitality Management, Inc.	Stonebridge Realty Advisors, Inc.

Lake Forest, California	Hilton Garden Inn	Apple Six Hospitality, Inc.	Apple Six Hospitality Management, Inc.	Stonebridge Realty Advisors, Inc.

Lakewood, Colorado	Hampton Inn	Apple Six Hospitality, Inc.	Apple Six Hospitality Management, Inc.	Stonebridge Realty Advisors, Inc.

Glendale, Colorado	Hampton Inn & Suites	Apple Six Glendale, Inc.	Apple Six Services Glendale, Inc.	Stonebridge Realty Advisors, Inc.

B. Annual Base Rents and Lease Commencement Dates

Hotel	Franchise	Annual Base Rent (Exhibit 3.1(a) to Lease)	Commencement Date (Exhibit 2.1 to Lease)
Anchorage, Alaska	Hilton Garden Inn	$1,695,471	October 12, 2004
Anchorage, Alaska	Homewood Suites	1,612,117	October 12, 2004
Phoenix, Arizona	Hampton Inn	668,227	October 12, 2004
Arcadia, California	Springhill Suites	736,182	October 12, 2004
Arcadia, California	Hilton Garden Inn	1,195,841	October 12, 2004
Lake Forest, California	Hilton Garden Inn	1,152,801	October 12, 2004
Lakewood, Colorado	Hampton Inn	644,122	October 12, 2004
Glendale, Colorado	Hampton Inn & Suites	1,066,327	October 12, 2004

(See Part C beginning on next page)

C. Suite Revenue Breakpoints (Exhibit 3.1(b) to Lease)

For Hilton Garden Inn Hotel in Anchorage, Alaska:
	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Yearly Breakpoint	$188,895	$808,917	$825,096	$841,597	$858,429	$875,598	$893,110	$910,972	$929,192	$947,775	$966,731

For Homewood Suites Hotel in Anchorage, Alaska:
	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Yearly Breakpoint	$257,193	$1,101,386	$1,123,413	$1,145,882	$1,168,799	$1,192,175	$1,216,019	$1,240,339	$1,265,146	$1,290,449	$1,316,258

For Hampton Inn Hotel in Phoenix, Arizona:
	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Yearly Breakpoint	$155,834	$667,336	$680,683	$694,296	$708,182	$722,346	$736,793	$751,528	$766,559	$781,890	$797,528

For Springhill Suites Hotel in Arcadia, California:
	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Yearly Breakpoint	$131,798	$564,402	$575,690	$587,204	$598,948	$610,927	$623,145	$635,608	$648,320	$661,287	$674,512

For Hilton Garden Inn Hotel in Arcadia, California:
	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Yearly Breakpoint	$226,415	$969,586	$988,978	$1,008,757	$1,028,932	$1,049,511	$1,070,501	$1,091,911	$1,113,749	$1,136,024	$1,158,745

For Hilton Garden Inn Hotel in Lake Forest, California:
	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Yearly Breakpoint	$261,678	$1,120,602	$1,143,014	$1,165,874	$1,189,192	$1,212,975	$1,237,235	$1,261,980	$1,287,219	$1,312,964	$1,339,223

For Hampton Inn Hotel in Lakewood, Colorado:
	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Yearly Breakpoint	$286,284	$1,225,972	$1,250,491	$1,275,501	$1,301,011	$1,327,031	$1,353,572	$1,380,643	$1,408,256	$1,436,421	$1,465,150

For Hampton Inn & Suites Hotel in Glendale, Colorado:
	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Yearly Breakpoint	$71,238	$305,063	$311,164	$317,387	$323,735	$330,209	$336,814	$343,550	$350,421	$357,429	$364,578